Statements of Operations (Unaudited) - Quarterly (Quarterly Member, USD $)	3 Months Ended
	Mar. 31, 2014	Mar. 31, 2013
General and administrative expenses	$ 354,785	$ 22,815
Loss from operations	(354,785)	(22,815)
Other income (expense)
Interest expense	(336,393)	(6,761)
Change in fair value of embedded derivative liabilities	89,779
Total other expense - net	(246,614)	(6,761)
Net loss including noncontrolling interest	(601,399)	(29,576)
Less: net loss attributable to noncontrolling interest	(7,217)	(1,671)
Net loss attributable to Safety Quick Lighting & Fans Corp.	$ (594,182)	$ (27,905)
Net loss per share - basic and diluted	$ 0.02	$ 0	[1]
Weighted average number of common shares outstanding during the period - basic and diluted	34,520,833	31,133,000

[1]	* - Less than .01